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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of earliest event reported):
                                DECEMBER 14, 1998



                        AMERICAN SHARED HOSPITAL SERVICES
             (Exact name of registrant as specified in its charter)



CALIFORNIA                          0-8789                     94-2918118
(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)




          FOUR EMBARCADERO CENTER, SUITE 3620, SAN FRANCISCO, CA 94111
          (Address of principal executive offices)             (Zip Code)




        Registrant's telephone number, including area code: 415-788-5300



                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

         The Company on December 14, 1998 engaged Grant Thornton, LLP as its independent accountant to audit the Company's financial statements for the year ended December 31, 1998. The Company and Grant Thornton, LLP have a long established relationship as Grant Thornton has served as the Company's tax advisor since 1990.

         In light of its engagement of Grant Thornton, the Company will no longer engage Ernst & Young, LLP ("E&Y"), to audit the Company's financial statements. Ernst & Young, LLP, has served as the Company's auditor since 1983. In recognition of the Company's previously reported defaults under its credit facilities and equipment leases, E&Y has included a "going concern" qualification in its report on the Company's financial statements in each year since 1990. The Company does not know whether its auditor's report for the year ended December 31, 1998 will contain such a qualification.

         The decision to change accountants was referred by the Audit Committee to the full Board of Directors. The Board of Directors approved the decision to change independent accountants. An important motivating factor in the Board's decision was to reduce the Company's audit expenses following the completion of its financial restructuring, the sale of its imaging business on November 13, 1998, and the significantly reduced scope of the Company's operations.

         The Company during its two most recent fiscal years and any subsequent interim period preceding its change of independent accountant did not have any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. See E&Y's letter to the Company dated December 17, 1998 attached as Exhibit 16.1.



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         The following Exhibits are filed with this Report:

Exhibit No.        Description
-----------        -----------

16.1 Letter dated December 17, 1998 from Ernst & Young, LLP, to the Company.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERICAN SHARED HOSPITAL SERVICES
                                         (Registrant)



                                         By: /s/ Ernest A. Bates, M.D.
                                             ---------------------------------
                                             Ernest A. Bates, M.D.
                                             Chairman of the Board and
                                             Chief Executive Officer

Dated:  December 21, 1998



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                                Index to Exhibits
                                -----------------

Exhibit No.                         Description                             Page
-----------                         -----------                             ----

16.1         Letter dated December 17, 1998 from Ernst & Young, LLP,
             to the Company.                                                 6



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